UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-10071

Oppenheimer Discovery Mid Cap Growth Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 10/31/2017

Item 1. Reports to Stockholders.

Annual Report 10/31/2017 OppenheimerFunds The Right Way to Invest Oppenheimer Discovery Mid Cap Growth Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 10/31/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Russell Midcap Growth Index
1-Year	27.43%	20.10%	26.25%

5-Year	14.43	13.08	15.34

10-Year	7.44	6.80	8.23

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of 27.43% during the reporting period, outperforming the Russell Midcap Growth Index’s (the “Index”) return of 26.25% and also outperforming the Morningstar Mid-Cap Growth Funds Category Average return of 26.06% over the same period. The Fund’s outperformance versus the Index was largely the result of stock selection in Health Care and Consumer Discretionary, and an underweight position in Consumer Staples. The Fund underperformed the Index in the Energy and Industrials sectors, due to an overweight position in both sectors.

The Fund’s Class A shares (without sales charge) ranked in the 35th (222 out of 606 funds), 32nd (165 out of 480 funds), and 37th (130 out of 360 funds) Morningstar Mid-Cap Growth percentiles for the 1-, 5- and 10-year periods ended October 31, 2017, respectively.

MARKET OVERVIEW

Domestic equities posted solid gains over the reporting period, beginning their strong upward move following the November 2016 election. Investors anticipated an administration friendly to both the economy and financial markets. Less regulation, tax reform and other policies favorable to domestic economic growth were on the new administration’s agenda. Consumer and business confidence remained high,

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

corporate earnings strengthened, and other macroeconomic factors (employment, capital expenditures) were favorable, while inflationary pressures (wage growth, commodity prices, interest rates) seemed contained. During the reporting period, growth indices, across all cap ranges, outperformed their value counterparts.

FUND REVIEW

Top performing stocks for the Fund this reporting period included Align Technology, Inc., Lam Research Corp. and Autodesk, Inc.

Align Technology Inc. designs, manufactures, and markets the Invisalign System, a method for treating the misalignment of teeth. The company reported very strong financial results including better-than-expected earnings driven by exceptional volume growth of more than 40% late in the period.

Lam Research manufactures, markets and services semiconductor processing equipment used to make integrated circuits. The semiconductor industry is benefitting from several positive trends, including industry consolidation, the global economic acceleration, new markets and the entry of Chinese companies into the market. Lam’s strong earnings report in October 2017 is further evidence that the industry may be in a period of sustained growth.

Autodesk is the leading provider of CAD software using a SaaS delivery model. The company reported strong results due to the continued success of their subscription business model transition and diligent total spend management.

Detractors from the Fund’s performance this reporting period included PVH Corp., Tyson Foods, Inc. and CBS Corporation.

PVH is an apparel company and owner of brands such as Tommy Hilfiger and Calvin Klein. The stock fell in December following news of a Republican import tax plan that would greatly impact clothing retailers (97% of clothing sold in the U.S. is shipped in from overseas).

Tyson Foods, a producer of meat and packaged foods, missed earnings expectations over the first half of the reporting period largely due to softer-than-expected chicken revenues, and volume declines across their product line. The firm’s CEO also announced that he’d be stepping down at year-end. We exited our position.

CBS is a multimedia company that operates broadcasting, television production, and publishing businesses. The stock has trended downwards in recent months, driven by mixed earnings results and a difficult environment overall for media companies. We have exited our position in CBS.

STRATEGY & OUTLOOK

At the end of the period, the Fund was overweight the Industrials, Financials and Health Care sectors while underweight

4        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

the Consumer Discretionary, Information Technology and Consumer Staples sectors.

Our long-term investment process remains the same. We seek dynamic companies with above-average and sustainable revenue and earnings growth that we believe are positioned to outperform. This includes leading firms in structurally attractive industries with committed management teams that have proven records of performance.

Looking forward, we expect the U.S. economy to expand somewhat faster than the 2% growth trajectory of the last several years due to an uplift from a synchronized global recovery. Although interest rates remain very low in a historical context, monetary stimulus has peaked. We believe the Federal Reserve will gradually raise short-term rates while buying fewer bonds. Meanwhile, corporate profits are growing at a healthy pace and cash flows are being directed to dividends, buybacks and acquisitions. Equity valuations remain high but the bull market may persist given the favorable macro conditions. Technology-driven disruption remains abundant across the economy and is at the forefront of our fundamental research. We are cautiously optimistic about the prospects for small and mid-cap growth stocks. We believe our opportunity set remains compelling and we expect stock selection to continue to drive our relative performance.

Ronald J. Zibelli, Jr., CFA Portfolio Manager	Justin Livengood, CFA Portfolio Manager

5        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Waste Connections, Inc.	2.1%
SBA Communications Corp., Cl. A	1.9
Mettler-Toledo International, Inc.	1.8
Restaurant Brands International, Inc.	1.7
Align Technology, Inc.	1.7
Red Hat, Inc.	1.7
Vail Resorts, Inc.	1.6
Equinix, Inc.	1.6
Lam Research Corp.	1.5
Rockwell Automation, Inc.	1.5

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2017, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds. com.

TOP TEN COMMON STOCK INDUSTRIES

Software	8.7%
Health Care Equipment & Supplies	7.2
Hotels, Restaurants & Leisure	7.1
IT Services	6.5
Semiconductors & Semiconductor Equipment	5.1
Machinery	4.9
Electronic Equipment, Instruments, & Components	4.9
Life Sciences Tools & Services	4.7
Capital Markets	4.5
Chemicals	3.7

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2017, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2017, and are based on the total market value of common stocks.

6        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 10/31/17

	Inception Date	1-Year	5-Year	10-Year
Class A (OEGAX)	11/1/00	27.43%	14.43%	7.44%
Class B (OEGBX)	11/1/00	26.51	13.50	6.91
Class C (OEGCX)	11/1/00	26.45	13.54	6.61
Class I (OEGIX)	2/28/13	27.94	14.31*	N/A
Class R (OEGNX)	3/1/01	27.09	14.12	7.16
Class Y (OEGYX)	11/1/00	27.75	14.74	7.88

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 10/31/17
	Inception Date	1-Year	5-Year	10-Year
Class A (OEGAX)	11/1/00	20.10%	13.08%	6.80%
Class B (OEGBX)	11/1/00	21.51	13.26	6.91
Class C (OEGCX)	11/1/00	25.45	13.54	6.61
Class I (OEGIX)	2/28/13	27.94	14.31*	N/A
Class R (OEGNX)	3/1/01	27.09	14.12	7.16
Class Y (OEGYX)	11/1/00	27.75	14.74	7.88

* Show performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the Russell Midcap Growth Index. The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of

7        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Morningstar ranking is for Class A shares and ranking may include more than one share class of funds in the category, including other share classes of this Fund. Ranking is based on total return as of 10/31/17, without considering sales charges. Different share classes may have different expenses and performance characteristics. Fund rankings are subject to change monthly. The Fund’s total-return percentile rank is relative to all funds that are in the Mid-Cap Growth Funds category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended October 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Actual	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During 6 Months Ended October 31, 2017

Class A	$ 1,000.00	$1,138.50	$6.11

Class B	1,000.00	1,134.10	10.27

Class C	1,000.00	1,133.70	10.16

Class I	1,000.00	1,140.80	3.84

Class R	1,000.00	1,136.70	7.46

Class Y	1,000.00	1,139.70	4.81

Hypothetical (5% return before expenses)

Class A	1,000.00	1,019.51	5.77

Class B	1,000.00	1,015.63	9.70

Class C	1,000.00	1,015.73	9.60

Class I	1,000.00	1,021.63	3.62

Class R	1,000.00	1,018.25	7.04

Class Y	1,000.00	1,020.72	4.54

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended October 31, 2017 are as follows:

Class	Expense Ratios

Class A	1.13%

Class B	1.90

Class C	1.88

Class I	0.71

Class R	1.38

Class Y	0.89

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

STATEMENT OF INVESTMENTS October 31, 2017

	Shares	Value

Common Stocks—98.5%

Consumer Discretionary—12.1%

Auto Components—1.5%
Delphi Automotive plc	76,110	$7,563,812

Visteon Corp.[1]	58,510	7,374,600

		14,938,412

Distributors—1.0%
Pool Corp.	88,150	10,646,757

Hotels, Restaurants & Leisure—7.1%
Domino’s Pizza, Inc.	25,600	4,684,800

Hilton Worldwide Holdings, Inc.	185,786	13,428,612

MGM Resorts International	208,830	6,546,821

Restaurant Brands International, Inc.	267,910	17,304,307

Royal Caribbean Cruises Ltd.	109,520	13,555,290

Vail Resorts, Inc.	73,430	16,816,939

		72,336,769

Household Durables—2.0%
DR Horton, Inc.	303,990	13,439,398

Mohawk Industries, Inc.[1]	29,030	7,598,893

		21,038,291

Textiles, Apparel & Luxury Goods—0.5%
PVH Corp.	38,640	4,899,938

Consumer Staples—2.8%

Beverages—1.4%
Constellation Brands, Inc., Cl. A	63,930	14,006,424

Food Products—1.4%
Lamb Weston Holdings, Inc.	185,630	9,465,274

Pinnacle Foods, Inc.	90,870	4,945,145

		14,410,419

Energy—1.9%

Energy Equipment & Services—0.6%
RPC, Inc.	248,750	6,047,112

Oil, Gas & Consumable Fuels—1.3%
Diamondback Energy, Inc.[1]	121,116	12,978,791

Financials—13.2%

Capital Markets—4.5%
Cboe Global Markets, Inc.	104,700	11,837,382

	Shares	Value

Capital Markets (Continued)

E*TRADE Financial Corp.[1]	113,360	$4,941,362

MarketAxess Holdings, Inc.	39,930	6,947,820

MSCI, Inc., Cl. A	89,310	10,481,422

Raymond James Financial, Inc.	133,990	11,359,672

		45,567,658

Commercial Banks—2.4%
First Republic Bank	158,550	15,442,770

SVB Financial Group[1]	42,340	9,284,315

		24,727,085

Diversified Financial Services—0.7%
IHS Markit Ltd.[1]	170,580	7,268,414

Insurance—2.1%
Arch Capital Group Ltd.[1]	49,480	4,930,187

Athene Holding Ltd., Cl. A1	140,550	7,326,872

Progressive Corp. (The)	185,210	9,010,466

		21,267,525

Real Estate Investment Trusts (REITs)—3.5%
Equinix, Inc.	34,236	15,868,386

SBA Communications Corp., Cl. A1	124,870	19,627,067

		35,495,453

Health Care—16.1%

Biotechnology—1.0%
Exelixis, Inc.[1]	215,530	5,342,989

Neurocrine Biosciences, Inc.[1]	79,610	4,944,577

		10,287,566

Health Care Equipment & Supplies—7.2%
ABIOMED, Inc.[1]	44,610	8,606,161

Align Technology, Inc.[1]	72,220	17,259,136

Cooper Cos., Inc. (The)	50,520	12,137,935

IDEXX Laboratories, Inc.[1]	73,720	12,250,053

Intuitive Surgical, Inc.[1]	40,720	15,284,659

Teleflex, Inc.	31,890	7,557,292

		73,095,236

11        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Health Care Providers & Services—0.6%
WellCare Health Plans, Inc.[1]	30,970	$6,124,008

Health Care Technology—1.0%
Veeva Systems, Inc., Cl. A1	167,090	10,182,465

Life Sciences Tools & Services—4.7%
Agilent Technologies, Inc.	221,210	15,048,916

Bio-Rad Laboratories, Inc., Cl. A1	21,220	4,663,944

ICON plc[1]	88,230	10,487,018

Mettler-Toledo International, Inc.[1]	26,290	17,946,342

		48,146,220

Pharmaceuticals—1.6%
Catalent, Inc.[1]	150,270	6,399,999

Jazz Pharmaceuticals plc[1]	26,360	3,730,731

Zoetis, Inc., Cl. A	95,120	6,070,558

		16,201,288

Industrials—18.9%

Aerospace & Defense—1.6%
BWX Technologies, Inc.	120,720	7,233,542

L3 Technologies, Inc.	50,500	9,452,590

		16,686,132

Air Freight & Couriers—1.5%
XPO Logistics, Inc.[1]	222,730	15,446,326

Building Products—2.1%
A.O. Smith Corp.	192,170	11,376,464

Owens Corning	125,170	10,350,307

		21,726,771

Commercial Services & Supplies—3.1%
Copart, Inc.[1]	304,240	11,040,870

Waste Connections, Inc.	295,985	20,917,260

		31,958,130

Construction & Engineering—1.2%
Quanta Services, Inc.[1]	318,870	12,030,965

Electrical Equipment—1.5%
Rockwell Automation, Inc.	77,370	15,537,443

	Shares	Value

Industrial Conglomerates—1.2%
Roper Technologies, Inc.	48,650	$12,559,971

Machinery—4.9%
IDEX Corp.	81,330	10,427,319

Nordson Corp.	41,838	5,300,456

Oshkosh Corp.	94,550	8,656,998

WABCO Holdings, Inc.[1]	97,440	14,379,221

Xylem, Inc.	167,100	11,117,163

		49,881,157

Professional Services—1.1%
TransUnion[1]	208,860	10,963,061

Road & Rail—0.7%
Knight-Swift Transportation Holdings, Inc., Cl. A1	157,060	6,510,137

Information Technology—27.2%

Electronic Equipment, Instruments, &
Components—4.9%
Amphenol Corp., Cl. A	145,340	12,644,580

CDW Corp.	151,450	10,601,500

Cognex Corp.	80,390	9,900,028

National Instruments Corp.	113,360	5,101,200

Trimble, Inc.[1]	281,060	11,489,733

		49,737,041

Internet Software & Services—2.0%
CoStar Group, Inc.[1]	33,700	9,966,775

IAC/ InterActiveCorp[1]	40,570	5,235,559

MercadoLibre, Inc.	21,220	5,099,378

		20,301,712

IT Services—6.5%
Black Knight, Inc.[1]	117,220	5,315,927

DXC Technology Co.	141,460	12,946,419

Fiserv, Inc.[1]	76,380	9,885,863

Gartner, Inc.[1]	85,250	10,682,678

Global Payments, Inc.	132,440	13,767,138

Total System Services, Inc.	197,130	14,203,217

		66,801,242

Semiconductors & Semiconductor
Equipment—5.1%
Lam Research Corp.	75,050	15,653,178

12        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

	Shares	Value

Semiconductors & Semiconductor Equipment (Continued)

Microchip Technology, Inc.	161,730	$15,332,004

ON Semiconductor Corp.[1]	374,990	7,994,787

Teradyne, Inc.	299,830	12,859,709

		51,839,678

Software—8.7%
Autodesk, Inc.[1]	108,480	13,555,661

Electronic Arts, Inc.[1]	65,060	7,781,176

PTC, Inc.[1]	127,350	8,462,407

Red Hat, Inc.[1]	140,390	16,963,324

ServiceNow, Inc.[1]	106,205	13,421,126

Synopsys, Inc.[1]	74,260	6,424,975

Take-Two Interactive Software, Inc.[1]	106,850	11,822,952

Workday, Inc., Cl. A1	89,730	9,959,133

		88,390,754

Materials—6.3%

Chemicals—3.7%
Albemarle Corp.	110,140	15,517,624

Celanese Corp., Cl. A	92,790	9,678,925

FMC Corp.	84,380	7,835,527

Westlake Chemical
Corp.	57,970	4,922,233

		37,954,309

	Shares	Value

Containers & Packaging—2.0%
Avery Dennison Corp.	80,050	$8,498,908

Packaging Corp. of America	104,810	12,186,259

		20,685,167

Metals & Mining—0.6%
Steel Dynamics, Inc.	146,160	5,438,614

Total Common Stocks (Cost $777,086,227)		1,004,114,441

Investment Company—1.7%

Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.01%[2,3] (Cost $17,438,917)	17,438,917	17,438,917

Total Investments, at Value (Cost $794,525,144)	100.2%	1,021,553,358

Net Other Assets (Liabilities)	(0.2)	(2,171,074)

Net Assets	100.0%	$1,019,382,284

Footnotes to Statement of Investments

1. Non-income producing security.

2. Rate shown is the 7-day yield at period end.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares October 31, 2016	Gross Additions	Gross Reductions	Shares October 31, 2017

Oppenheimer Institutional Government Money Market Fund, Cl. E	22,410,997	446,475,224	451,447,304	17,438,917

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)

Oppenheimer Institutional Government Money Market Fund, Cl. E	$17,438,917	$150,886	$—	$—

See accompanying Notes to Financial Statements.

13        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES October 31, 2017

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $777,086,227)	$ 1,004,114,441
Affiliated companies (cost $17,438,917)	17,438,917

1,021,553,358

Receivables and other assets:
Investments sold	4,034,962
Shares of beneficial interest sold	1,035,647
Dividends	129,882
Other	39,564

Total assets	1,026,793,413

Liabilities
Bank overdraft	1,134,701

Payables and other liabilities:
Investments purchased	5,171,614
Shares of beneficial interest redeemed	884,982
Distribution and service plan fees	153,292
Trustees’ compensation	28,282
Shareholder communications	9,581
Other	28,677

Total liabilities	7,411,129

Net Assets	$1,019,382,284

Composition of Net Assets
Par value of shares of beneficial interest	$47,636

Additional paid-in capital	704,425,995

Accumulated net investment loss	(54,656)

Accumulated net realized gain on investments	87,935,095

Net unrealized appreciation on investments	227,028,214

Net Assets	$1,019,382,284

14        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $547,963,066 and 25,550,633 shares of beneficial interest outstanding)	$21.45

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$22.76

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $3,685,975 and 205,636 shares of beneficial interest outstanding)	$17.92

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $138,647,220 and 7,676,847 shares of beneficial interest outstanding)	$18.06

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $68,180,406 and 2,843,105 shares of beneficial interest outstanding)	$23.98

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $50,117,125 and 2,480,031 shares of beneficial interest outstanding)	$20.21

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $210,788,492 and 8,879,880 shares of beneficial interest outstanding)	$23.74

See accompanying Notes to Financial Statements.

15        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

STATEMENT

OF OPERATIONS For the Year Ended October 31, 2017

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $46,533)	$6,107,621
Affiliated companies	150,886

Interest	2,445

Total investment income	6,260,952

Expenses
Management fees	6,419,863

Distribution and service plan fees:
Class A	1,168,910
Class B	61,624
Class C	1,250,021
Class R	208,016

Transfer and shareholder servicing agent fees:
Class A	1,062,208
Class B	13,581
Class C	275,789
Class I	12,735
Class R	92,181
Class Y	404,457

Shareholder communications:
Class A	26,623
Class B	1,086
Class C	6,876
Class I	988
Class R	2,062
Class Y	11,057

Borrowing fees	20,930

Trustees’ compensation	13,017

Custodian fees and expenses	4,908

Other	83,814

Total expenses	11,140,746
Less waivers and reimbursements of expenses	(130,397)

Net expenses	11,010,349

Net Investment Loss	(4,749,397)

Realized and Unrealized Gain
Net realized gain on investment transactions in unaffiliated companies	107,754,288

Net change in unrealized appreciation/depreciation on investment transactions in unaffiliated companies	112,365,790

Net Increase in Net Assets Resulting from Operations	$215,370,681

See accompanying Notes to Financial Statements.

16        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2017	Year Ended October 31, 2016

Operations
Net investment loss	$(4,749,397)	$(4,685,314)

Net realized gain	107,754,288	9,854,051

Net change in unrealized appreciation/depreciation	112,365,790	(6,538,468)

Net increase (decrease) in net assets resulting from operations	215,370,681	(1,369,731)

Dividends and/or Distributions to Shareholders

Distributions from net realized gain:
Class A	(3,882,360)	(17,326,183)
Class B	(86,775)	(608,242)
Class C	(1,207,176)	(5,663,546)
Class I	(268,417)	(697,320)
Class R	(344,705)	(1,431,012)
Class Y	(1,303,207)	(4,583,395)

	(7,092,640)	(30,309,698)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(1,260,625)	40,870,781
Class B	(6,953,848)	(3,227,605)
Class C	(4,918,635)	7,421,116
Class I	23,827,064	14,391,791
Class R	3,790,602	2,250,525
Class Y	8,864,832	46,044,784
	23,349,390	107,751,392

Net Assets
Total increase	231,627,431	76,071,963

Beginning of period	787,754,853	711,682,890

End of period (including accumulated net investment loss of $54,656 and $3,489,224, respectively)	$1,019,382,284	$787,754,853

See accompanying Notes to Financial Statements.

17        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$16.98	$17.74	$17.96	$17.65	$13.36

Income (loss) from investment operations:
Net investment loss[2]	(0.09)	(0.09)	(0.14)	(0.17)	(0.10)
Net realized and unrealized gain	4.71	0.05	1.69	1.26	4.39

Total from investment operations	4.62	(0.04)	1.55	1.09	4.29

Dividends and/or distributions to shareholders:
Distributions from net realized gain	(0.15)	(0.72)	(1.77)	(0.78)	0.00

Net asset value, end of period	$21.45	$16.98	$17.74	$17.96	$17.65

Total Return, at Net Asset Value[3]	27.43%	(0.19)%	9.56%	6.56%	32.11%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$547,963	$435,153	$412,169	$293,373	$279,705

Average net assets (in thousands)	$483,393	$439,282	$340,390	$297,183	$239,530

Ratios to average net assets:[4]
Net investment loss	(0.48)%	(0.52)%	(0.77)%	(0.97)%	(0.68)%
Expenses excluding specific expenses listed below	1.21%	1.31%	1.32%	1.39%	1.47%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	1.21%	1.31%	1.32%	1.39%	1.47%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.20%	1.30%	1.32%[7]	1.39%[7]	1.47%[7]

Portfolio turnover rate	139%	128%	91%	116%	89%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2017	1.21%
Year Ended October 31, 2016	1.31%
Year Ended October 30, 2015	1.32%
Year Ended October 31, 2014	1.39%
Year Ended October 31, 2013	1.47%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

18        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Class B	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$14.32	$15.19	$15.74	$15.70	$11.99

Income (loss) from investment operations:
Net investment loss[2]	(0.19)	(0.19)	(0.23)	(0.28)	(0.20)
Net realized and unrealized gain	3.94	0.04	1.45	1.10	3.91

Total from investment operations	3.75	(0.15)	1.22	0.82	3.71

Dividends and/or distributions to shareholders:
Distributions from net realized gain	(0.15)	(0.72)	(1.77)	(0.78)	0.00

Net asset value, end of period	$17.92	$14.32	$15.19	$15.74	$15.70

Total Return, at Net Asset Value[3]	26.51%	(0.99)%	8.74%	5.62%	30.94%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,686	$9,322	$13,272	$14,021	$18,329

Average net assets (in thousands)	$6,152	$11,242	$13,389	$16,260	$17,710

Ratios to average net assets:[4]
Net investment loss	(1.24)%	(1.30)%	(1.52)%	(1.84)%	(1.50)%
Expenses excluding specific expenses listed below	2.00%	2.07%	2.08%	2.28%	2.51%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	2.00%	2.07%	2.08%	2.28%	2.51%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.99%	2.07%[7]	2.08%[7]	2.27%	2.31%

Portfolio turnover rate	139%	128%	91%	116%	89%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2017	2.00%
Year Ended October 31, 2016	2.07%
Year Ended October 30, 2015	2.08%
Year Ended October 31, 2014	2.28%
Year Ended October 31, 2013	2.51%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

19        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$14.43	$15.30	$15.83	$15.78	$12.04

Income (loss) from investment operations:
Net investment loss[2]	(0.20)	(0.18)	(0.23)	(0.27)	(0.20)
Net realized and unrealized gain	3.98	0.03	1.47	1.10	3.94

Total from investment operations	3.78	(0.15)	1.24	0.83	3.74

Dividends and/or distributions to shareholders:
Distributions from net realized gain	(0.15)	(0.72)	(1.77)	(0.78)	0.00

Net asset value, end of period	$18.06	$14.43	$15.30	$15.83	$15.78

Total Return, at Net Asset Value[3]	26.45%	(0.98)%	8.82%	5.66%	31.06%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$138,647	$115,201	$114,735	$81,856	$76,999

Average net assets (in thousands)	$125,476	$119,779	$94,159	$82,724	$61,583

Ratios to average net assets:[4]
Net investment loss	(1.24)%	(1.28)%	(1.52)%	(1.74)%	(1.48)%
Expenses excluding specific expenses listed below	1.96%	2.06%	2.08%	2.17%	2.25%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	1.96%	2.06%	2.08%	2.17%	2.25%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.95%	2.06%[7]	2.08%[7]	2.17%[7]	2.25%[7]

Portfolio turnover rate	139%	128%	91%	116%	89%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2017	1.96%
Year Ended October 31, 2016	2.06%
Year Ended October 30, 2015	2.08%
Year Ended October 31, 2014	2.17%
Year Ended October 31, 2013	2.25%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

20        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Class I	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Period Ended October 31, 2013[2]

Per Share Operating Data
Net asset value, beginning of period	$18.89	$19.57	$19.55	$19.06	$15.41

Income (loss) from investment operations:
Net investment loss[3]	(0.02)	(0.01)	(0.06)	(0.09)	(0.03)
Net realized and unrealized gain	5.26	0.05	1.85	1.36	3.68

Total from investment operations	5.24	0.04	1.79	1.27	3.65

Dividends and/or distributions to shareholders:
Distributions from net realized gain	(0.15)	(0.72)	(1.77)	(0.78)	0.00

Net asset value, end of period	$23.98	$18.89	$19.57	$19.55	$19.06

Total Return, at Net Asset Value[4]	27.94%	0.25%	10.06%	7.04%	23.69%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$68,180	$33,128	$18,690	$12,646	$13,435

Average net assets (in thousands)	$42,576	$27,189	$15,598	$13,617	$9,864

Ratios to average net assets:[5]
Net investment loss	(0.07)%	(0.07)%	(0.33)%	(0.48)%	(0.24)%
Expenses excluding specific expenses listed below	0.77%	0.87%	0.89%	0.91%	0.92%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses[7]	0.77%	0.87%	0.89%	0.91%	0.92%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.77%[8]	0.87%[8]	0.89%[8]	0.91%[8]	0.92%[8]

Portfolio turnover rate	139%	128%	91%	116%	89%

1. Represents the last business day of the Fund’s reporting period.

2. For the period from February 28, 2013 (inception of offering) to October 31, 2013.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2017	0.77%
Year Ended October 31, 2016	0.87%
Year Ended October 30, 2015	0.89%
Year Ended October 31, 2014	0.91%
Period Ended October 31, 2013	0.92%

8. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

21        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$16.05	$16.85	$17.18	$16.97	$12.88

Income (loss) from investment operations:
Net investment loss[2]	(0.13)	(0.12)	(0.17)	(0.21)	(0.14)
Net realized and unrealized gain	4.44	0.04	1.61	1.20	4.23

Total from investment operations	4.31	(0.08)	1.44	0.99	4.09

Dividends and/or distributions to shareholders:
Distributions from net realized gain	(0.15)	(0.72)	(1.77)	(0.78)	0.00

Net asset value, end of period	$20.21	$16.05	$16.85	$17.18	$16.97

Total Return, at Net Asset Value[3]	27.09%	(0.45)%	9.34%	6.23%	31.76%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$50,117	$36,480	$35,665	$27,241	$27,318

Average net assets (in thousands)	$41,964	$35,385	$30,350	$28,141	$21,570

Ratios to average net assets:[4]
Net investment loss	(0.70)%	(0.77)%	(1.02)%	(1.23)%	(0.99)%
Expenses excluding specific expenses listed below	1.46%	1.56%	1.58%	1.66%	1.77%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	1.46%	1.56%	1.58%	1.66%	1.77%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.45%	1.56%[7]	1.58%[7]	1.66%[7]	1.76%

Portfolio turnover rate	139%	128%	91%	116%	89%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2017	1.46%
Year Ended October 31, 2016	1.56%
Year Ended October 30, 2015	1.58%
Year Ended October 31, 2014	1.66%
Year Ended October 31, 2013	1.77%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

22        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Class Y	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$18.73	$19.45	$19.48	$19.03	$14.35

Income (loss) from investment operations:
Net investment loss[2]	(0.05)	(0.05)	(0.10)	(0.13)	(0.03)
Net realized and unrealized gain	5.21	0.05	1.84	1.36	4.71

Total from investment operations	5.16	0.00	1.74	1.23	4.68

Dividends and/or distributions to shareholders:
Distributions from net realized gain	(0.15)	(0.72)	(1.77)	(0.78)	0.00

Net asset value, end of period	$23.74	$18.73	$19.45	$19.48	$19.03

Total Return, at Net Asset Value[3]	27.75%	0.04%	9.82%	6.84%	32.61%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$210,789	$158,471	$117,152	$40,829	$19,340

Average net assets (in thousands)	$184,099	$149,608	$53,645	$42,835	$24,569

Ratios to average net assets:[4]
Net investment loss	(0.25)%	(0.27)%	(0.52)%	(0.70)%	(0.21)%
Expenses excluding specific expenses listed below	0.96%	1.06%	1.08%	1.12%	1.05%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	0.96%	1.06%	1.08%	1.12%	1.05%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.95%	1.06%[7]	1.08%[7]	1.12%[7]	1.05%[7]

Portfolio turnover rate	139%	128%	91%	116%	89%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2017	0.96%
Year Ended October 31, 2016	1.06%
Year Ended October 30, 2015	1.08%
Year Ended October 31, 2014	1.12%
Year Ended October 31, 2013	1.05%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

23        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS October 31, 2017

1. Organization

Oppenheimer Discovery Mid Cap Growth Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if

24        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

2. Significant Accounting Policies (Continued)

any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each REIT and other industry sources. These estimates may subsequently be revised based on information received from REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, based on the negative rolling average balance at an average Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset

25        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended October 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$6,311,618	$82,734,899	$—	$225,889,330

1. During the reporting period, the Fund did not utilize any capital loss carryforward.

2. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Investment Loss	Reduction to Accumulated Net Realized Gain on Investments[3]

$9,605,262	$8,183,965	$17,789,227

3. $9,605,262, including $8,981,036 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the reporting periods:

	Year Ended October 31, 2017	Year Ended October 31, 2016

Long-term capital gain	$7,092,640	$30,309,698

26        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

2. Significant Accounting Policies (Continued)

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$795,664,028

Gross unrealized appreciation	$226,978,067
Gross unrealized depreciation	(1,088,737)

Net unrealized appreciation	$225,889,330

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices.

27        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly

28        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

3. Securities Valuation (Continued)

offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$123,860,167	$—	$—	$123,860,167
Consumer Staples	28,416,843	—	—	28,416,843
Energy	19,025,903	—	—	19,025,903
Financials	134,326,135	—	—	134,326,135
Health Care	164,036,783	—	—	164,036,783
Industrials	193,300,093	—	—	193,300,093
Information Technology	277,070,427	—	—	277,070,427
Materials	64,078,090	—	—	64,078,090
Investment Company	17,438,917	—	—	17,438,917

Total Assets	$1,021,553,358	$—	$—	$1,021,553,358

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free

29        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”) which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their

30        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

5. Market Risk Factors (Continued)

value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended October 31, 2017		Year Ended October 31, 2016
	Shares	Amount	Shares	Amount

Class A
Sold	5,933,395	$111,033,544	9,877,053	$165,161,392
Dividends and/or distributions reinvested	218,924	3,796,139	999,860	16,857,634
Redeemed	(6,232,212)	(116,090,308)	(8,479,499)	(141,148,245)

Net increase (decrease)	(79,893)	$(1,260,625)	2,397,414	$40,870,781

Class B
Sold	51,768	$789,320	114,099	$1,605,158
Dividends and/or distributions reinvested	5,832	85,150	41,592	596,006
Redeemed	(502,788)	(7,828,318)	(378,529)	(5,428,769)

Net decrease	(445,188)	$(6,953,848)	(222,838)	$(3,227,605)

Class C
Sold	1,649,232	$26,016,528	2,943,290	$42,203,676
Dividends and/or distributions reinvested	79,354	1,167,298	380,181	5,486,016
Redeemed	(2,036,176)	(32,102,461)	(2,840,316)	(40,268,576)

Net increase (decrease)	(307,590)	$(4,918,635)	483,155	$7,421,116

Class I
Sold	1,653,332	$35,699,224	1,123,408	$20,505,873
Dividends and/or distributions reinvested	13,888	268,319	37,285	696,852
Redeemed	(578,019)	(12,140,479)	(361,739)	(6,810,934)

Net increase	1,089,201	$23,827,064	798,954	$14,391,791

31        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Shares of Beneficial Interest (Continued)

	Year Ended October 31, 2017		Year Ended October 31, 2016
	Shares	Amount	Shares	Amount

Class R
Sold	829,377	$14,876,396	880,655	$13,900,300
Dividends and/or distributions reinvested	20,378	333,793	85,114	1,360,104
Redeemed	(643,048)	(11,419,587)	(809,305)	(13,009,879)

Net increase	206,707	$3,790,602	156,464	$2,250,525

Class Y
Sold	4,299,747	$89,302,959	7,978,463	$146,854,844
Dividends and/or distributions reinvested	63,315	1,212,491	229,403	4,257,715
Redeemed	(3,943,532)	(81,650,618)	(5,770,556)	(105,067,775)

Net increase	419,530	$8,864,832	2,437,310	$46,044,784

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$1,219,844,972	$1,195,371,309

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule Through April 2, 2017

Up to $200 million	0.90%
Next $200 million	0.85
Next $200 million	0.80
Over $600 million	0.75

Fee Schedule Effective April 3, 2017

Up to $500 million	0.68%
Next $500 million	0.65
Next $4 billion	0.62
Over $5 billion	0.60

The Fund’s effective management fee for the reporting period was 0.73% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and

32        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

8. Fees and Other Transactions with Affiliates (Continued)

average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active

Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	823
Accumulated Liability as of October 31, 2017	5,945

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund

33        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
October 31, 2017	$303,191	$2,810	$6,985	$8,912	$—

Waivers and Reimbursements of Expenses. Effective April 3, 2017, the Manager has contractually agreed to waive fees and/or reimburse certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries pooled investment vehicles and interest and fees from borrowings; will not exceed 1.15% for Class A shares, 0.71% for Class I shares and 0.90% for Class Y shares.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

34        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

8. Fees and Other Transactions with Affiliates (Continued)

Class A	$630
Class I	525
Class Y	625

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Effective January 1, 2017, the Transfer Agent has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, B, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$61,339
Class B	707
Class C	15,877
Class R	5,354
Class Y	23,473

This fee waiver and/or reimbursement may be terminated at any time.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $21,867 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

35        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Discovery Mid Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Discovery Mid Cap Growth Fund (the Fund), including the statement of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Discovery Mid Cap Growth Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

December 21, 2017

36        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2017, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2016.

Capital gain distributions of $0.15181 per share were paid to Class A, Class B, Class C, Class I, Class R and Class Y shareholders, respectively, on December 6, 2016. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2017, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

37        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”).    Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

38        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Ronald Zibelli, Jr. and Justin Livengood, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Adviser and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the mid-cap growth category. The Board noted that the Fund’s three-year, five-year and ten-year performance was better than its category median although its one-year performance was below its category median..

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load mid-cap growth funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fee and total expenses were lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Adviser. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

39        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

Other Benefits to the Adviser. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2018. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

40        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

41        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Year of Birth: 1943	Governor of Community Foundation of the Florida Keys (non-profit) (since July 2012); Director of TCP Capital, Inc. (since November 2015); Chairman Emeritus of the Board of Trustees (since August 2011), Chairman of the Board of Trustees (August 2007-August 2011), Trustee of the Board of Trustees (since August 1991) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (October 2004-February 2017); Treasurer (since 2007) and Trustee (since May 1992) of the Institute for Advanced Study (non-profit educational institute); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub- Adviser’s parent company) (September 2004-June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Advisor, Board of Advisors of Caron Engineering Inc. (since December 2014); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005); Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non-profit) (since 2012); and Vice President and Director of Grahamtastic Connection (non-profit) (since May 2013). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation Athletic & Scholarship Program (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster Worldwide, Inc. (on-line career services) (March 2015-November 2016), Director of Monster Worldwide, Inc. (on-line career services) (February 2008-June 2011);

42        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Edmund P. Giambastiani, Jr., Continued	Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He recently completed serving as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Oversees 57 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Member of the University of Florida National Board Foundation (since September 2017); Member of the Cartica Funds Board of Directors (private investment funds) (since January 2017); Member of the University of Florida College of Law Association Board of Trustees and Audit Committee Member (since April 2016); Member of University of Florida Law Advisory Board, Washington, DC Alumni Group (since 2015); Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP (1987 – 1991). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2004) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

43        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Joel W. Motley, Trustee (since 2002) Year of Birth: 1952	Director of Office of Finance Federal Home Loan Bank (since September 2016); Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Advisory Board Director of Massey Quick and Company, LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Board Member (since January 2015), Board Member of 100 Women in Hedge Funds (non-profit) (since January 2015); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003- 2004); held the following positions at Morgan Stanley: Managing Director (1997- 2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008- 2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954	Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/ Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (since January 2015 and June 2007-December 2013) and Treasurer, Chairman of the Audit and Finance Committee (since January 2016); Trustee,

44        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Daniel Vandivort, Continued

Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989 to January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER

Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 101 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND

The addresses of the Officers in the chart below are as follows: for Messrs. Zibelli, Jr., Livengood, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Ronald J. Zibelli, Jr., Vice President (since 2006) Year of Birth: 1959	Senior Vice President of the Sub-Adviser (since January 2014); Senior Portfolio Manager of the Sub-Adviser (since May 2006) and Vice President of the Sub- Adviser (May 2006-January 2014). Prior to joining the Sub-Adviser, he spent six years at Merrill Lynch Investment Managers, during which time he was a Managing Director and Small Cap Growth Team Leader, responsible for managing 11 portfolios. Prior to joining Merrill Lynch Investment Managers, Mr. Zibelli spent 12 years with Chase Manhattan Bank, including two years as Senior Portfolio Manager (U.S. Small Cap Equity) at Chase Asset Management. A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

45        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Justin Livengood, Vice President (since 2014) Year of Birth: 1974	Vice President (since May 2006) and Senior Portfolio (since January 2014) of the Sub-Adviser. Senior Research Analyst of the Sub-Adviser (May 2006-January 2014), responsible for the health care, energy and financial services sectors for mid- and small-cap growth accounts. Before joining the Sub-Adviser in May 2006, Mr. Livengood was a vice president and fund analyst with Merrill Lynch Investment Managers, where he specialized in financial services, health care, energy and basic materials for the Merrill Lynch Small Cap Growth Fund. During his tenure at Merrill Lynch he also worked as an investment banking analyst in the Global Media Group and as an associate with Merrill Lynch Ventures. A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Senior Vice President and Deputy General Counsel of the Manager (March 2015-February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 101 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 101 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 101 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of the Manager (since January 2017); Vice President of the Manager (January 2013-January 2017); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002- 2007). An officer of 101 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

46        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2017 OppenheimerFunds, Inc. All rights reserved.

47        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

●	Applications or other forms.
●	When you create a user ID and password for online account access.
●	When you enroll in eDocs Direct,SM our electronic document delivery service.
●	Your transactions with us, our affiliates or others.
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

48        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www.oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

49        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

50        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

51        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

52        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

53        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

54        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

55        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Visit us at oppenheimerfunds.com for 24-hr access

to account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0721.001.1017 December 21, 2017

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Joanne Pace, the Board’s Audit Committee Chairwoman, is an audit committee financial expert and that Ms. Pace is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $24,100 in fiscal 2017 and $23,400 in fiscal 2016.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $6,000 in fiscal 2017 and $3,754 in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $386,986 in fiscal 2017 and $598,285 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: GIPS attestation procedures, internal controls, custody audits and additional audit services

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $286,402 in fiscal 2017 and $690,716 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairwoman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $679,388 in fiscal 2017 and $1,292,755 in fiscal 2016 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 10/31/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Discovery Mid Cap Growth Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	12/11/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	12/11/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	12/11/2017